Exhibit 99.1

           BNC BANCORP REPORTS 18% INCREASE IN THIRD QUARTER EARNINGS

    THOMASVILLE, N.C., Oct. 19 /PRNewswire-FirstCall/ -- BNC Bancorp (Nasdaq:
BNCN) today reported operating results for the quarter and nine-month periods ended September 30, 2005.

    (Logo: http://www.newscom.com/cgi-bin/prnh/20030917/BNCLOGO )

    For the quarter ended September 30, 2005, the Company reported net income of $1.22 million, an increase of 18% when compared to the $1.03 million reported for the comparable quarter in 2004. Diluted earnings per share increased to $0.26 for the quarter, an 18% increase when compared to $0.22 reported for the same quarter in 2004. All per share amounts have been adjusted for the 5-for-4 stock split to be paid on November 15, 2005 to all shareholders of record on October 31, 2005.

    For the nine-month period ended September 30, 2005, the Company reported net income of $3.29 million, an increase of 21% when compared to the $2.71 million reported for the first nine months of 2004. Diluted earnings per share, adjusted for the upcoming stock split, increased to $0.71 for the nine-month period, compared to $0.58 reported for same period in 2004.

    Total assets as of September 30, 2005 were $579 million, an increase of 20% compared to the $484 million as of September 30, 2004. Total loans on September 30, 2005 were $477 million, an increase of 21% from the $393 million reported as of September 30, 2004. Deposits increased 19% over the same one-year period. Compared to balances at December 31, 2004, total loans increased $56 million, or 13% during the first nine months of 2005.

    "We are very pleased to report another strong quarter in terms of net income and asset growth. During the third quarter, net income and earnings per share growth were driven primarily by increases in net interest income with an emphasis on expense control internally. We are continually looking at ways to make our operations and delivery platform more productive and efficient, with the results of these efforts beginning to show significant dividends for our shareholders," said W. Swope Montgomery, Jr., President and CEO.

    "Asset quality, always our number one priority, continues to be good with non-performing assets totaling 0.60% of total assets. As of September 30, 2005, non-accrual loans, other real estate owned, and loans 90 days past due and still accruing interest increased to $3.5 million compared to $2.0 million one year earlier and $1.7 million at the end of 2004. Net charge-offs for the first nine months were 0.19% of average loans. Our local market area has mirrored what is happening on the national level with job losses in manufacturing and low consumer confidence which has affected our retail customers. In addition, we have experienced a 21% increase in loans. Consequently, our provision for loan losses increased 118% during the third quarter when compared to September 30, 2004 levels. Our provision for loan loss levels were in line with our peers, even though they are above historical levels for our Company. We anticipate no additional losses on the non-performing assets at quarter end, and much of the increase in charge-offs relates to losses on a surge in bankruptcy filings ahead of the more restrictive rules that go into effect in mid October. In the short-term, with healthy loan demand and softness in certain retail and manufacturing sectors, we anticipate the provision for loan losses incurred in the third quarter to be much more indicative of the provision requirements in the near future."

    "We are very confident that both the short-term and long-term earnings potential for our organization remains very healthy, evidenced by the recent announcement by our Board of Directors of a 5-for-4 stock split," said W. Swope Montgomery, Jr., President and CEO.

    BNC Bancorp is the parent company of Bank of North Carolina, a commercial bank that provides a complete line of banking and financial services to individuals and businesses through full-service banking offices located in the cities of Thomasville, High Point, Archdale, Lexington, Kernersville and Oak Ridge, North Carolina. In addition, the Bank operates commercial and mortgage loan production offices in Salisbury and Winston-Salem, North Carolina. Bank of North Carolina is insured by the FDIC and is an equal housing lender. BNC Bancorp's stock is quoted in the Nasdaq Small-Cap market under the symbol "BNCN."

    Caution Regarding Forward-Looking Statements
    This press release contains forward-looking statements as defined by federal securities laws. These statements may address issues that involve significant risks, uncertainties, estimates and assumptions made by management. Actual results could differ materially from current projections. Please refer to BNC Bancorp's filings with the Securities and Exchange Commission for a summary of important factors that could affect BNC Bancorp's forward-looking statements. BNC Bancorp undertakes no obligation to revise these statements following the date of this press release.

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

                                                         For the
                                                   Three Months Ended
                                              -----------------------------
                                              September 30,   September 30,
                                                  2005            2004           % Change
                                              -------------   -------------   -------------
SUMMARY STATEMENTS OF OPERATIONS
   Interest income                            $       8,868   $       6,055            46.5%
   Interest expense                                   4,033           2,144            88.1
   Net interest income                                4,834           3,911            23.6
   Provision for loan losses                            610             280           117.9
   Net interest income after
    provision for loan losses                         4,224           3,631            16.3
   Noninterest income                                   759             885           (14.2)
   Noninterest expense                                3,300           3,064             7.7
   Income before income tax expense                   1,683           1,452            15.9
   Provision for income taxes                           463             418            10.8
   Net income                                         1,220           1,034            18.0

PER SHARE DATA
  Earnings per share, basic                   $        0.28   $        0.24            16.7%
  Earnings per share, diluted                          0.26            0.22            18.2

Weighted average common shares outstanding:
    Basic                                         4,358,032       4,341,044
    Diluted                                       4,619,200       4,632,019

PERFORMANCE RATIOS
   Return on average assets                            0.85%           0.91%
   Return on average equity                           15.27%          14.53%
   Return on average tangible equity                  17.14%          16.58%
   Net yield on earning assets
    (taxable equivalent)                               3.89%           3.62%
   Average equity to average assets                    5.60%           6.25%
   Allowance for loan losses as a %
    of total loans                                     1.29%           1.30%
   Non-performing assets to total
    assets, end of period                              0.60%           0.42%
   Ratio of net charge-offs to
    average loans outstanding                          0.19%           0.03%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

                                                          For the
                                                    Nine Months Ended
                                              -----------------------------
                                              September 30,   September 30,
                                                  2005            2004           % Change
                                              -------------   -------------   -------------
SUMMARY STATEMENTS OF OPERATIONS
   Interest income                            $      23,722   $      16,494            43.8%
   Interest expense                                  10,250           5,601            83.0
   Net interest income                               13,472          10,893            23.7
   Provision for loan losses                          1,615             630           156.4
   Net interest income after
    provision for loan losses                        11,857          10,263            15.5
   Noninterest income                                 2,078           2,314           (10.2)
   Noninterest expense                                9,401           8,776             7.1
   Income before income tax expense                   4,534           3,801            19.3
   Provision for income taxes                         1,249           1,088            14.8
   Net income                                         3,285           2,713            21.1

PER SHARE DATA
  Earnings per share, basic                   $        0.75   $        0.62            21.0%
  Earnings per share, diluted                          0.71            0.58            22.4

Weighted average common shares outstanding:
    Basic                                         4,361,272       4,355,664
    Diluted                                       4,626,761       4,646,913

PERFORMANCE RATIOS
   Return on average assets                            0.81%           0.85%
   Return on average equity                           14.19%          13.04%
   Return on average tangible equity                  15.99%          14.93%
   Net yield on earning assets
    (taxable equivalent)                               3.84%           3.65%
   Average equity to average assets                    5.74%           6.25%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands, except per share data)
(Unaudited)

                                                    For the Three Months Ended
                        ---------------------------------------------------------------------------------
                         Sept. 30,      June 30,     March 31,      Dec. 31,     Sept. 30,     Dec. 31,
                           2005           2005         2005          2004          2004          2003
                        -----------   -----------   -----------   -----------   -----------   -----------
SUMMARY
STATEMENTS OF
OPERATIONS
Interest
 income                 $     8,868   $     7,854   $     7,001   $     6,677   $     6,055   $     4,741
Interest
 expense                      4,033         3,452         2,765         2,428         2,144         1,506
Net interest
 income                       4,834         4,402         4,236         4,249         3,911         3,235
Provision for
 loan losses                    610           525           480           560           280           130
Net interest
 income after
 provision for
 loan losses                  4,224         3,877         3,756         3,689         3,631         3,105
Noninterest
 income                         759           702           617           876           885           680
Noninterest
 expense                      3,300         3,061         3,040         3,087         3,064         2,607
Income before
 income tax
 expense                      1,683         1,518         1,333         1,478         1,452         1,178
Provision for
 income taxes                   463           411           375           386           418           246

Net income                    1,220         1,107           958         1,092         1,034           932

PER SHARE DATA
Earnings per
 share, basic           $      0.28   $      0.25   $      0.22   $      0.25   $      0.24   $      0.22
Earnings per
 share, diluted                0.26          0.24          0.21          0.24          0.22          0.20

Weighted average
 common shares
 outstanding:
  Basic                   4,358,032     4,365,735     4,359,340     4,346,559     4,341,044     4,360,294
  Diluted                 4,619,200     4,627,045     4,632,204     4,615,051     4,632,019     4,641,493

PERFORMANCE
RATIOS
Return on
 average
 assets                        0.85%         0.82%         0.76%         0.88%         0.91%         1.00%
Return on
 average
 equity                       15.27%        14.02%        13.18%        15.06%        14.53%        13.89%
Return on
 average
 tangible
 equity                       17.14%        15.77%        14.97%        17.14%        16.58%        16.01%
Net yield
 on earning
 assets
 (taxable
 equivalent)                   3.89%         3.82%         3.82%         3.81%         3.62%         3.90%
Average
 equity to
 average
 assets                        5.60%         5.88%         5.76%         5.82%         6.25%         7.23%

QUARTERLY PERFORMANCE SUMMARY
BNC BANCORP
(Dollars in thousands)
(Unaudited)

                                                          As of
                                              -----------------------------
                                              September 30,   September 30,
                                                   2005            2004          % Change
                                              -------------   -------------   -------------
SELECTED BALANCE SHEET DATA
   End of period balances

   Total loans                                $     476,735   $     393,391            21.2%
   Allowance for loan losses                          6,130           5,122            19.7
   Loans, net of allowance for loan
    losses                                          470,605         388,269            21.2
   Securities, available for sale                    41,560          34,341            21.0
   Total Assets                                     578,755         484,095            19.6

   Deposits:
          Noninterest-bearing
           deposits                                  40,771          34,646            17.7
          Interest-bearing demand and
           savings                                  123,412         154,785           (20.3)
          CD's and other time
           deposits                                 298,938         200,673            49.0
          Total deposits                            463,121         390,104            18.7
   Borrowed Funds                                    79,786          62,709            27.2
   Total interest-bearing liabilities               502,136         418,167            20.1
   Shareholders' Equity                              32,337          28,687            12.7

                                                              As of
                        ---------------------------------------------------------------------------------
                         Sept. 30,      June 30,     March 31,      Dec. 31,     Sept. 30,      Dec. 31,
                           2005          2005          2005           2004          2004          2003
                        -----------   -----------   -----------   -----------   -----------   -----------
SELECTED
BALANCE
SHEET DATA
End of period
 balances

Total loans             $   461,808   $   441,495   $   420,838   $   393,391   $   368,183   $   303,732
Allowance for
 loan losses                  5,948         5,636         5,361         5,122         4,804         4,598
Loans, net of
 allowance for
 loan losses                455,860       435,859       415,477       388,269       363,379       299,134
Securities,
 available for
 sale                        41,618        38,655        35,428        34,341        33,237        31,671
Total Assets                563,299       528,178       497,549       483,599       457,206       372,281

Deposits:
Noninterest-
 bearing
 deposits                    43,606        40,954        34,485        34,646        33,268        30,090
Interest-bearing
 demand and
 savings                    132,823       140,670       151,272       154,785       161,329       153,387
CD's and
 other time
 deposits                   278,759       246,801       205,723       200,673       176,913       113,265
Total Deposits              455,188       428,425       391,480       390,104       371,510       296,742
Borrowed Funds               73,266        67,561        73,771        62,213        56,808        46,535
Total interest-
 bearing
 liabilities                484,848       455,032       430,766       418,167       395,391       313,187
Shareholders'
 Equity                      31,426        29,927        29,037        28,687        27,151        26,493

SOURCE  BNC Bancorp
    -0-                             10/19/2005
    /CONTACT: W. Swope Montgomery, Jr., President and CEO of BNC Bancorp, +1-336-476-9200/